UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

PINEAPPLE FINANCIAL INC.

(Exact name of registrant as specified in charter)

Canada	001-41738	Not applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit 200, 111 Gordon Baker Road

North York, Ontario M2H 3R1

(Address of principal executive offices) (Zip Code)

(416) 669-2046

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	PAPL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 10, 2024, Pineapple Financial Inc. (the “Company”) entered into an equity purchase agreement (the “EPA”) with Brown Stone Capital Ltd., a corporation organized under the laws of England and Wales (the “Investor”) pursuant to which the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Fifteen Million Dollars ($15,000,000.00) of the Company’s common shares and issue 200,000 Company’s common shares as a commitment fee under the EPA to the Investor (collectively as the “EPA Shares”) at purchase price to be determined as per the terms and conditions of the EPA.

In relation to the EPA Shares the Company has entered into a registration rights agreement dated May 10, 2024 (the “RRA”) with the Investors, requiring the Company to register the EPA Shares issued under the EPA. Pursuant to the RRA, the Company has agreed to file one or more registration statements with the Securities and Exchange Commission covering the registration of the EPA Shares.

Concurrently, on May 10, 2024, the Company entered into a securities purchase agreement (the “SPA” and together with the EPA and the RRA as the “Agreements”) with the Investor, pursuant to which the Company has agreed to sell to the Investor a convertible promissory note (the “Note”) in the aggregate principal amount of $300,000, with an 8% per annum interest rate and a maturity date of twenty four (24) months from the date of the issuance.

As an incentive to buy the Note, the Company has agreed to issue warrants to purchase 1,000,000 common shares (the “Warrants”), with an exercise price of $5 per share and term of nine (9) months from the date of issuance. The Note is convertible into the Company’s common shares, no par value, subject to the terms and conditions therein.

The EPA, RRA, SPA, Note and the Warrants, are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 4.1 respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the transaction documents are qualified in their entirety by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The EPA Shares will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 9.01 Exhibits

Exhibit No.	Description
4.1	Warrants
10.1	Equity Purchase Agreement dated May 10, 2024
10.2	Registration Rights Agreement dated May 10, 2024
10.3	Securities Purchase Agreement dated May 10, 2024
10.4	Convertible Promissory Note
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024

PINEAPPLE FINANCIAL INC.

By:	/s/ Shubha Dasgupta
Shubha Dasgupta
Chief Executive Officer